MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreemen dated as of February 16, 1996.
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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)
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Franklin California Tax-Free    Maryland Corporation
Income
Fund, Inc.

Franklin California Tax-Free    Massachusetts        Franklin California Insured Tax-Free
Trust                           Business Trust       Income Fund
                                                     Franklin California Intermediate-Term
                                                     Tax-Free
                                                      Income Fund
                                                     Franklin California Limited-Term
                                                     Tax-Free Income Fund
                                                     Franklin California Tax-Exempt Money Fund

Franklin Capital Growth Fund    Delaware Statutory
                                Trust


Franklin Custodian Funds, Inc.  Maryland Corporation Franklin Dynatech Fund
                                                     Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin U.S. Government Securities Fund
                                                     Franklin Utilities Fund

Franklin Federal Money Fund     California
                                Corporation

Franklin Federal Tax- Free      California
Income Fund                     Corporation

Franklin Floating Rate Master   Delaware Statutory   Franklin Floating Rate Master Series
Trust                           Trust
                                                     Fiduciary Core Fixed Income Fund
Franklin Global Trust           Delaware Statutory   Fiduciary Core Plus Fixed Income Fund
                                Trust                Fiduciary European Smaller Companies Fund
                                                     Fiduciary High Income Fund
                                                     Fiduciary Large Capitalization Growth
                                                     and Income Fund
                                                     Fiduciary Small Capitalization Growth
                                                     and Income Fund
                                                     Franklin International Smaller Companies
                                                     Growth Fund


Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   AGE High Income Fund
                                Trust
Franklin Investors Securities   Massachusetts        Franklin Adjustable U.S. Government
Trust                           Business Trust       Securities Fund
                                                     Franklin Convertible Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Limited Maturity U.S. Govt
                                                     Securities Fund
                                                     Franklin Low Duration Total Return Fund
                                                     Franklin Real Return Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends Fund
                                Trust
Franklin Money Fund             California
                                Corporation

Franklin Municipal Securities   Delaware Statutory   Franklin California High Yield Municipal
Trust                           Trust                Fund
                                                     Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin New York Tax-Free      Delaware Statutory
Income Fund                     Trust

Franklin New York Tax-Free      Massachusetts        Franklin New York Insured Tax-Free
Trust                           Business Trust       Income Fund
                                                     Franklin New York Intermediate-Term
                                                     Tax-Free Income Fund
                                                     Franklin New York Limited-Term Tax-Free
                                                     Income
                                                      Fund
                                                     Franklin New York Tax-Exempt Money Fund

Franklin Real Estate            Delaware Statutory   Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Aggressive Growth Fund
                                Trust                Franklin Biotechnology Discovery Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Flex Cap Growth
                                                     Fund Franklin Global
                                                     Communications Fund
                                                     Franklin Global Health Care
                                                     Fund Franklin Natural
                                                     Resources Fund Franklin
                                                     Small-Mid Cap Growth Fund
                                                     Franklin Small Cap Growth
                                                     Fund II Franklin Strategic
                                                     Income Fund Franklin
                                                     Technology Fund Franklin
                                                     U.S. Long-Short Fund

Franklin Tax-Exempt Money Fund  California           Franklin Tax-Exempt Money Fund
                                Corporation

Franklin Tax-Free Trust         Massachusetts        Franklin Alabama Tax-Free Income Fund
                                Business Trust       Franklin Arizona Tax-Free Income Fund
                                                     Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Double Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term
                                                     Tax-Free
                                                      Income Fund
                                                     Franklin Federal
                                                     Limited-Term Tax-Free
                                                     Income Fund Franklin
                                                     Florida Insured Tax-Free
                                                     Income Fund Franklin
                                                     Florida Tax-Free Income
                                                     Fund Franklin Georgia
                                                     Tax-Free Income Fund
                                                     Franklin High Yield
                                                     Tax-Free Income Fund
                                                     Franklin Insured Tax-Free
                                                     Income Fund Franklin
                                                     Kentucky Tax-Free Income
                                                     Fund Franklin Louisiana
                                                     Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free
                                                     Income Fund Franklin
                                                     Massachusetts Insured
                                                     Tax-Free Income Fund
                                                     Franklin Michigan Insured
                                                     Tax-Free Income Fund
                                                     Franklin Minnesota Insured
                                                     Tax-Free Income Fund
                                                     Franklin Missouri Tax-Free
                                                     Income Fund Franklin New
                                                     Jersey Tax-Free Income Fund
                                                     Franklin North Carolina
                                                     Tax-Free Income Fund
                                                     Franklin Ohio Insured
                                                     Tax-Free Income Fund
                                                     Franklin Oregon Tax-Free
                                                     Income Fund Franklin
                                                     Pennsylvania Tax-Free
                                                     Income Fund Franklin
                                                     Virginia Tax-Free Income
                                                     Fund

Franklin Templeton Fund         Delaware Statutory   Franklin Templeton Conservative Target
Allocator Series                Trust                Fund
                                                     Franklin Templeton Corefolio Allocation
                                                     Fund
                                                     Franklin Templeton Founding Funds
                                                     Allocation Fund
                                                     Franklin Templeton Growth Target Fund
                                                     Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Perspectives
                                                     Allocation Fund

Franklin Templeton Money Fund   Delaware Statutory   Franklin Templeton Money Fund
Trust                           Trust
Franklin Templeton Variable     Massachusetts        Franklin Flex Cap Growth Securities Fund
Insurance Products Trust        Business Trust       Franklin Global Communications
                                                     Securities Fund
                                                     Franklin Growth and Income
                                                     Securities Fund Franklin
                                                     High Income Fund Franklin
                                                     Income Securities Fund
                                                     Franklin Large Cap Growth
                                                     Securities Fund Franklin
                                                     Large Cap Value Securities
                                                     Fund Franklin Money Market
                                                     Fund Franklin Real Estate
                                                     Fund Franklin Rising
                                                     Dividends Securities Fund
                                                     Franklin Small-Mid Cap
                                                     Growth Securities Fund
                                                     Franklin Small Cap Value
                                                     Securities Fund Franklin
                                                     Strategic Income Securities
                                                     Fund Franklin U.S.
                                                     Government Fund Franklin
                                                     Zero Coupon Fund - 2005
                                                     Franklin Zero Coupon Fund -
                                                     2010 Mutual Discovery
                                                     Securities Fund Mutual
                                                     Shares Securities Fund
                                                     Templeton Global Income
                                                     Securities Fund

Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet Investment Fund
                                Business Trust       Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin MidCap Value Fund
                                                     Franklin Small Cap Value Fund


Institutional Fiduciary Trust   Massachusetts        Franklin Cash Reserves Fund
                                Business Trust       Money Market Portfolio
                                                     Franklin Structured Large Cap Core
                                                     Equity Fund
                                                     Franklin Structured Large Cap Growth
                                                     Equity Fund

The Money Market Portfolios     Delaware Statutory   The Money Market Portfolio
                                Trust                The U.S. Government Securities Money
                                                     Market Portfolio

Templeton Global Investment     Delaware Statutory   Templeton Income Fund
Trust                           Trust

CLOSED END FUNDS:

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust
Franklin Templeton High Yield
Trust                           Delaware Statutory
(not yet offered)               Trust

Franklin Templeton Limited      Delaware Statutory
Duration Income Trust           Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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Revised 12/15/05